UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


      Date of report (Date of earliest event reported): November 10, 2004


                                SCAN-OPTICS, INC.
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             (Exact Name of Registrant as Specified in its Charter)

          Delaware                       000-05265                 06-0851857
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(State or other jurisdiction      (Commission File Number)     (I.R.S. Employer
      of incorporation)                                      Identification No.)

   169 Progress Drive, Manchester, CT                          06040
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(Address of principal executive offices)                    (Zip Code)



       Registrant's telephone number, including area code: (860) 645-7878



          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):


[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Item 2.02         Results of Operations and Financial Condition

On November 10, 2004, Scan-Optics, Inc. issued a press release announcing its quarterly earnings for the quarter ended September 30, 2004. A copy of the press release relating to such announcement is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

This information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01         Financial Statements and Exhibits

         (c) Exhibits.

         Exhibit           Description
         99.1              Press Release dated November 10, 2004.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                SCAN-OPTICS, INC.




                                By:
                                     -----------------------------------
                                Name: Peter H. Stelling
                                Title: Chief Financial Officer, Vice President and Treasurer



Date:  November 10, 2004



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                                  EXHIBIT INDEX

Exhibit           Description
99.1              Press Release dated November 10, 2004.


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